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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 23, 2001




                             ANKER COAL GROUP, INC.
                             ----------------------
             (Exact Name Of Registrant As Specified in Its Charter)



         Delaware                             333-39643                         52-1990183
         --------                             ---------                         ----------
(State or other jurisdiction of           (Commission File          (I.R.S. Employer Identification No.)
incorporation or organization)                 Number)



      2708 Cranberry Square
    Morgantown, West Virginia                                                       26508
    -------------------------                                                       -----
    (Address Of Principal Executive Offices)                                      (Zip Code)

         Registrant's telephone number, including area code: (304) 594-1616



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                             ANKER COAL GROUP, INC.
                                    FORM 8-K



                                TABLE OF CONTENTS

       ITEM 5.  OTHER EVENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1


       ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS. . . . . . . . . . . . . . . . . . . . . . . . . . .  1


       SIGNATURE PAGE . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2


       EXHIBIT INDEX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . .  3








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ITEM 5.  OTHER EVENTS

        Anker Coal Group, Inc. issued the attached press release and offer to exchange on February 23, 2001.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)     Exhibits

        99.1   Press Release dated February 23, 2001

        99.2   Offer to Exchange





































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SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             ANKER COAL GROUP, INC.



                                             /s/ Bruce Sparks
                                             ---------------------------
                                             Bruce Sparks
                                             President


Date:  February 23, 2001




































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